Exhibit 99.1

CHISHOLM, BIERWOLF & NILSON LLC

Certified Public Accountants

533 West 2600 South, Suite 25

Bountiful, Utah 84010

________________________________________________

November 5, 2007

Audit Committee of the Board of Directors

EN2GO Intl, Inc.

4128 Colfax Avenue

Studio City, California 91604

We are pleased to confirm our understanding of the services we are to provide for EN2GO Intl, Inc. (“the Company”) for the year ended August 31, 2007.

We will audit the balance sheet of the Company as of August 31, 2007, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the year then ended. The objective of an audit of the financial statements is to express an opinion on the financial statements in accordance with generally accepted accounting principles accepted in the United States (GAAP). Our audits of the financial statements will be conducted in accordance with the standards established by the Public Company Accounting Oversight Board (PCAOB) and will include tests of the Company’s accounting records and other procedures we consider necessary to enable us to express our opinions. If our opinions are other than unqualified, we will discuss the reasons with Company management in advance. If, for any reason, we are unable to complete our audits or are unable to form or have not formed our opinions, we may decline to issue a report as a result of this engagement.

We will plan and perform the audit of the financial statements to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether from (a) errors, (b) fraudulent financial reporting, (c) misappropriation of assets, or (d) violations of laws or regulations that are attributable to the entity or to acts by management or employees acting on behalf of the entity. The audit will include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. Our procedures will include tests of documentary evidence supporting the transactions recorded in the accounts, tests of physical existence of inventories, and direct confirmation of certain assets and liabilities by correspondence with selected customers, creditors, and financial institutions. In connection with our audit of the financial statements, we will obtain an understanding of internal control sufficient to plan the audit and to determine the nature, timing and extent of audit procedures to be performed. At the conclusion of our audit, you agree to provide certain representations from management about the Company’s financial statements and related matters.

Because our audits are designed to provide reasonable, but not absolute, assurance and because we will not perform a detailed examination of all transactions, there is a risk that material misstatements may exist and not be detected by us. In addition, our financial statement audit is not designed to detect immaterial misstatements or violations of laws or governmental regulations that do not have a direct and material effect on the financial statements. We will, however, communicate to the audit committee and management of the Company, as appropriate, any errors, fraud, or other illegal acts that come to our attention during our audits, unless clearly inconsequential.

We are also responsible for communicating with the audit committee about certain other matters related to our audits, including (a) our audit responsibility under PCAOB standards; (b) information relating to our independence with respect to the Company; (c) the Company’s critical accounting policies; (d) the quality of the Company’s accounting principles; (e) management’s judgments and sensitive accounting estimates; (f) significant audit adjustments; (g) any disagreements with management about matters that could be significant to the Company’s financial statements or our report; (h) any consultations management made with other accountants; (i) any issues discussed with management prior to retention; (j) any significant difficulties encountered in performing the audit; (k) other information in documents containing audited financial statements, such as the Company’s annual report; and (l) other matters as considered necessary. Further, we are responsible for ensuring that the audit committee receives copies of certain written communications between us and management, including management representation letters and written communications on accounting, auditing, or other matters.

Management is responsible for the financial statements, for making all financial records and related information available to us on a timely basis, and for the accuracy and completeness of that information. Management is also responsible for the establishment and maintenance of adequate records; the selection and application of accounting principles; the safeguarding of assets; adjusting the financial statements to correct material misstatements; and confirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. In addition, management is responsible for identifying and ensuring that the Company complies with applicable laws and regulations.

In conjunction with the annual audit, we will also perform reviews of the Company’s unaudited quarterly financial information for each of the three quarters in the year ending August 31, 2008. For the three quarters, we will perform reviews of that information before the Form 10-Q is filed. The objective of a review is to provide a basis for communicating whether there are any material modifications that should be made to the interim financial information for it to conform with GAAP.

These reviews will be conducted in accordance with the standards of the PCAOB. A review of interim financial information consists principally of performing analytical procedures and making inquiries of persons responsible for financial and accounting matters. It includes obtaining sufficient knowledge of the Company’s business and its internal control as it relates to the preparation of both annual and interim financial information to identify the types of potential material misstatements in the interim financial information and consider the likelihood of their occurrence, and to select the inquiries and analytical procedures that will provide a basis for communicating whether there are material modifications that should be made to the interim financial information for it to conform with GAAP. A review is substantially less in scope than an audit conducted in accordance PCAOB standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we will not express opinions on the interim financial information.

Management is responsible for the Company’s interim financial information and for establishing and maintaining effective internal control over financial reporting. It is also responsible for identifying and ensuring that the Company complies with the laws and regulations applicable to its activities; making all financial records and related information available to us; adjusting the interim financial information to correct material misstatements; and affirming that the effects of any uncorrected misstatements pertaining to the periods under review are immaterial, both individually and in the aggregate, to the interim financial information taken as a whole.

We will communicate to the audit committee and management any matters that come to our attention as a result of the reviews that we believe may require material modifications to the quarterly financial information to make it conform with GAAP. We will also communicate any significant deficiencies or material weaknesses that come to our attention. If, for any reason, we are unable to complete our reviews or are unable to form or have not formed our opinions, we will notify the audit committee and management. At the conclusion of our reviews, you agree to provide require certain representations from management about the financial statements, the Company’s internal control over financial reporting, and related matters.

We are required to read any annual report that contains our audit report. We will read the annual report for the purpose of determining whether other information in the annual report (including the manner of its presentation) is materially inconsistent with information in the financial statements or management’s assessment of the effectiveness of the Company’s internal control over financial reporting. We assume no obligation to perform procedures to corroborate such other information as part of our audit.

Regarding electronic filings such as the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system, management agrees that, before filing any document in electronic format with the SEC with which we are associated, we will be advised of the proposed filing on a timely basis. We will provide the Company a signed copy of our report and consent. These manually signed documents will serve to authorize the use of our name prior to the Company’s electronic transmission. Management will provide us with a complete copy of the document accepted by EDGAR.

The Company may wish to include our audit report on these financial statements in a registration statement proposed to be filed under the Securities Act of 1933 or in some other securities offering. If so, you agree not to include our audit report or make reference to our Firm without our prior permission or consent. Any agreement to perform work in connection with an offering, including an agreement to provide permission or consent, will be a separate engagement.

We estimate that our fees for the audit  services will range from $7,500 to $8,500. A retainer of $5,000 will be due upon commencement of the audit. The Company will also be billed for travel and other out-of-pocket costs such as report production, word processing, postage, etc. The fee estimate and completion of our work is based on anticipated cooperation from Company personnel; timely responses to our inquiries; timely communication of all significant accounting, financial, and internal control reporting matters; management’s timely preparation of its assessment of internal control over financial reporting; and the assumption that unexpected circumstances will not be encountered during the audits. If significant additional time is necessary, we will keep Company management informed of any problems we encounter and our fees will be adjusted accordingly. Our invoices for these fees will be rendered each month as work progresses and are payable on presentation.

Any additional services that may be requested and we agree to provide will be the subject of separate arrangements. Chisholm, Bierwolf & Nilson is independent with respect to the Company and any of its affiliates and management.

The audit documentation for this engagement is the property of our firm and constitutes confidential information. However, we may be requested to make certain audit documentation available to the PCAOB, SEC, or other regulators pursuant to the authority given to them by law or regulation. If requested, access to such audit documentation will be provided under the supervision of firm personnel. Further, upon request, we may provide copies of selected audit documentation to the regulator. The regulator may intend, or decide, to distribute the copies or information contained therein to others, including other government agencies.

The Company agrees to maintain documentation sufficient to support its assessment of internal control over financial reporting for a period of seven years from the date of our audit report.

We appreciate the opportunity to be of service and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign the enclosed copy and return it to us.

Very truly yours,

/s/ Chisholm, Bierwolf & Nilson LLC

Chisholm, Bierwolf & Nilson LLC

RESPONSE:

This letter correctly sets forth the understanding of EN2GO Intl, Inc.

President/CEO

Date

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